SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   April 9, 1998


                            Hallmark Properties, Inc.
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              Exact Name of Registrant as Specified in its Charter)

           Colorado                    3-8819-D         84-1036901
       --------------------------     ------------      ------------------
        (State or other               (Commission       (I.R.S. Employer
        jurisdiction of                File No.)        Identification No.)
        incorporation)


         7810 W.  70th Drive
         Arvada, Colorado                                     80004
       -----------------------------------------       ------------------
        (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (303) 901-4238


                                 Not Applicable
       ------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)

ITEM 1.  CHANGE IN CONTROL

        As of April 9, 1998 Louis Porter, then the president and a director of the registrant, and James Porter, then the vice-president, secretary and a director of the registrant, entered into a private transaction by which they sold to Miles Wynn and Robert Chester 35,000,000 shares of restricted Common Stock of the registrant held by Louis Porter and James Porter. Louis Porter and James Porter sold additional amounts of their shares of restricted Common Stock held by them to several other individuals, each of whom holds less than 5% of the outstanding shares of Common Stock; such individuals are not related to one another, to the knowledge of the registrant. A total of $75,000 was paid to the Porters in this transaction ($.002 per share).

        Following the sale, to which transaction the registrant was not a party, Louis Porter and James Porter elected Miles Wynn and Karen Bejarano to be directors of the registrant. Thereafter, Miles Wynn became the president and Karen Bejarano became the secretary of the registrant. Mr. Wynn was the original founder and president of the registrant in 1986; Ms. Bejarano is his sister. For further information about Mr. Wynn and Ms. Bejarano, reference is made to the registrant's Form 10-KSB/A for fiscal year ended March 31, 1997, which is filed with the Commission on the same day this Form 8-K/A Report is filed.

        The purchasers acquired the shares with their own personal financial resources. The purchased shares are owned by the purchasers; there are no pledge arrangements in place or contemplated with respect to the purchased shares. There are no arrangements or understandings among members of the former and members of the new control groups and any of their associates, with respect to the election of directors (other than the election of Mr. Wynn and Ms. Bejarano, as disclosed above) or any other matters.

        As a result of the sale by the Porters, the security ownership of the registrant by its officers and directors, by its officers and directors as a group, and by persons holding 5% or more of its voting securities (the Common Stock) is as follows:



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                                            Amount and
        Name and Address                    Nature of                 Percent
        of Beneficial                       Beneficial                of
        Owner                               Ownership                 Class
        -----                               ---------                 -----

        Karen J.  Bejarano*                 -0-                       -0-
        7810 W.  70th Drive
        Arvada, CO 80004

        Esther Entertainment, Inc.          21,500,000                51%
        4415 Cahita Court
        Denver, CO 80216

        Miles D.  Wynn*                     29,000,000(1)             69%
        4415 Cahita Court
        Denver, CO 80216

        Robert Chester                      6,000,000                 14%
        1507 Macley Court
        Kelowna, BC, Canada V1Y 9L6

        Officers and directors              29,000,000                69%
        as a group (two persons)

*Officers and directors.

(1) Includes 7,500,000 shares owned directly, and 21,500,000 shares owned by Esther Entertainment, Inc., a private corporation controlled by Mr. Wynn.

        Esther Entertainment, Inc. is a private housing construction company based in Denver, Colorado.

        Robert Chester is not an affiliate of Miles D. Wynn or any former officers or directors of the Company.

        The Porters, who offered and sold the restricted securities of the Company to other individuals, conducted such efforts pursuant to the exemption from registration under the 1933 Act, which is provided by Section 4(1) of the 1933 Act, if the securities are restricted from subsequent resale, the purchasers are able to fend for themselves in investment affairs, and all material information about the issuer of the securities (the Company) is provided to the purchasers before the sales transaction is effected.




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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HALLMARK PROPERTIES, INC.


Dated: July 7, 1998            By:    s/ Miles Wynn
                                   -------------------------------
                                   MILES WYNN,
                                   President

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